                                                                   EXHIBIT 10.21


                                 AMENDMENT NO. 2
                                       TO
                                CREDIT AGREEMENT

      Amendment No. 2, dated November 18, 1997, (the "Amendment") to Credit Agreement, dated June 12, 1997 as amended prior to this date, (the "Agreement") by and between WILLIS LEASE FINANCE CORPORATION, a California corporation ("Willis") and CORESTATES BANK, N.A., a national banking association ("CORESTATES BANK", "CORESTATES" or the "BANK"). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement.

                              PRELIMINARY STATEMENT

      WHEREAS, Willis has requested that CoreStates Bank temporarily increase the Revolving Loan Commitment from $30,000,000 to $45,000,000 and make certain other modifications to the Agreement.

      WHEREAS, CoreStates Bank is willing to agree to such request on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises and promises hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

      1. SECTION 1.1 TO THE AGREEMENT. The definitions "Category A Equipment" is hereby amended and restated in its entirety to read as follows:

      " "CATEGORY A EQUIPMENT" shall mean equipment purchased by Willis from unaffiliated Persons and which is either (1) the subject of an Eligible Lease or (2) held for sale or lease to unaffiliated Persons. Category A Equipment shall be composed of Stage III compliant jet engines which are less than 15 years from the date of manufacture and are suitable for use in major aircraft manufactured by The Boeing Co., McDonnell Douglas Corp. or Airbus Industrie. Category A Equipment also shall include three de Havilland DHC-8-102 turbo prop aircraft, six Pratt & Whitney Model PW120A aircraft engines, six Hamilton Standard Model 14SF four-blade propellers and three Pratt & Whitney Model PW120A spare engines, each as more fully described in Exhibit F attached hereto, all of which will be purchased from FINOVA Capital Corporation and all of which are subject to existing leases to Horizon Air Industries, Inc."

      2. SECTION 2.1 OF THE AGREEMENT. The first paragraph of Section 2.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

      "Subject to the terms and conditions herein set forth and in reliance upon the representations, warranties and covenants contained herein, CoreStates Bank agrees to make revolving credit loans ("REVOLVING CREDIT LOANS") to Willis upon receipt of loan requests therefor in amounts not to exceed at any time outstanding, in the aggregate, $45,000,000 through February 28, 1998 and $30,000,000 thereafter (such amount, as the same may be reduced pursuant to Section
      2.7 hereof being hereinafter called the "REVOLVING LOAN COMMITMENT"). For purposes of determining the amount of Revolving Credit Loans outstanding, the Standby Letters of Credit issued pursuant to Section 2.2 hereof shall be deemed Revolving Credit Loans and shall be added to the Revolving Credit Loans outstanding to determine the aggregate Revolving Credit Loans outstanding. As provided below, Revolving Credit Loans may be requested by Willis, and made from time to time prior to the Revolver Termination Date. All Loans shall be made to Willis at the main office of the Bank, Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101."

      3. SECTION 2.2 OF THE AGREEMENT. The dollar amount set forth in the first paragraph of Section 2.2 of the Agreement as "$30,000,000" is hereby deleted and shall be and is hereby replaced by the dollar amount of $45,000,000."

      4. SECTION 5.7 OF THE AGREEMENT. Section 5.7 of the Agreement is hereby amended and restated in its entirety to read as follows:

            "5.7 OWNERSHIP; MANAGEMENT. This section deleted by Amendment No. 2, dated November 18, 1997."

      5. SECTION 8.1(H) OF THE AGREEMENT. Section 8.1(h) of the Agreement is hereby amended and restated in its entirety to read as follows:

            "(h) CHANGE OF CONTROL. Charles F. Willis or the CFW Partners, L.P. limited partnership, shall cease to be the record and beneficial owner of at least 34% of the issued and outstanding voting and capital stock of Willis."

      6. SECTION 8.1(J) OF THE AGREEMENT. A new Section, Section 8.1(j) shall be and is hereby added to the Agreement as follows:

            "(j) CHANGES IN SENIOR MANAGEMENT. Charles F. Willis shall cease to be a member of senior management or both Donald A. Nunemaker and James McBride shall cease to be members of senior management within any period of twelve consecutive months."

      7. EXHIBIT A TO THE CREDIT AGREEMENT. Exhibit A to the Agreement shall be and is hereby amended and restated in its entirety to be as set forth in Exhibit A attached hereto. Upon delivery of the $45,000,000 Revolving Credit Note, dated November 18, 1997, to the Bank, the Bank shall mark the $30,000,000 Revolving Credit Note, dated July 28, 1997, "canceled and replaced by $45,000,000 Revolving Credit Note, dated November 18, 1997."

      8. EXHIBIT B TO THE CREDIT AGREEMENT. Exhibit B to the Agreement shall be and is hereby amended and restated in its entirety to be set forth in Exhibit B attached hereto.

      9. REPRESENTATIONS AND WARRANTIES. Willis hereby restates the representations and warranties made in the Agreement, including but not limited to Article 3 thereof, on and as of the date hereof as if originally given on this date.

      10. COVENANTS. Willis hereby represents and warrants that it is in compliance and has complied with each and every covenant set forth in the Agreement, including but not limited to Articles 5 and 6 thereof, on and as of the date hereof.

      11. CORPORATE AUTHORIZATION AND DELIVERY OF DOCUMENTS. CoreStates shall have received copies, certified as of the date hereof, of all action taken by Willis and any other necessary Person to authorize this Amendment and such other papers as CoreStates shall require.

      12. AFFIRMATION. Willis hereby affirms its absolute and unconditional promise to pay CoreStates Bank the Loans and all other amounts due under the Agreement and any other Loan Document on the maturity date(s) provided in the Agreement or any other Loan Document, as such documents may be amended hereby.

      13. EFFECT OF AMENDMENT. This Amendment amends the Agreement only to the extent and in the manner herein set forth, and in all other respects the Agreement is ratified and confirmed.

      14. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.

      IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their duly authorized representatives as of the date first above written.

                                      WILLIS LEASE FINANCE CORPORATION


                                      By:_____________________________
                                      Name:
                                      Title:


                                      CORESTATES BANK, N.A.


                                      By:_____________________________
                                          Hugh W. Connelly
                                          Vice President

                                                                       EXHIBIT A


                              REVOLVING CREDIT NOTE


$45,000,000                                                     Philadelphia, PA
                                                               November 18, 1997

For Value Received, WILLIS LEASE FINANCE CORPORATION, a California corporation ("WILLIS") hereby promises to pay to the order of CORESTATES BANK, N.A. (the "BANK"), in lawful currency of the United States of America in immediately available funds at the Bank's offices located at Broad and Chestnut Streets, Philadelphia, Pennsylvania, on the Revolver Termination Date, or on such earlier date or dates as provided in the Credit Agreement described below, the principal sum of FORTY FIVE MILLION DOLLARS ($45,000,000) or, if less, the then unpaid principal amount of all Revolving Credit Loans made by the Bank pursuant to the Credit Agreement.

Willis promises also to pay interest on the unpaid principal amount hereof in like money at such office from the date hereof until paid at the rates and at the times provided in the Credit Agreement.

This Note is the Revolving Credit Note referred to in, is entitled to the benefits of and is secured by security interests referred to in the Credit Agreement, dated June 12, 1997 by and between Willis and the Bank (as such has been or may be amended, modified, supplemented, restated or replaced from time to time, the "CREDIT AGREEMENT"). This Note is subject to voluntary prepayment and mandatory repayment prior to the Revolver Termination Date, in whole or in part, as provided in the Credit Agreement.

In case an Event of Default shall occur and be continuing, the principal of and the accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

Willis hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

Notwithstanding the face amount of this Note, the undersigned's liability hereunder shall be limited at all times to the actual aggregate outstanding indebtedness to the Bank relating to such Bank's Revolving Credit Loans, including all principal and interest, together with all fees and expenses as provided in the Credit Agreement, as established by the Bank's books and records which shall be conclusive absent manifest error.

Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Credit Agreement.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO PENNSYLVANIA OR FEDERAL PRINCIPLES OF CONFLICT LAWS.



                                        WILLIS LEASE FINANCE CORPORATION



                                        By: ________________________________
                                        Name:
                                        Title:

                                                                       EXHIBIT B


                           BORROWING BASE CERTIFICATE



Date of Certificate:  ___________________________

Date of Information:  ___________________________


TO:  CORESTATES BANK, N.A.


Gentlemen:

This Borrowing Base Certificate is delivered to you pursuant to the terms of
Section 5.1 of the Credit Agreement, dated as of June 12 1997, as currently in effect. Capitalized terms used without definition below have the same meanings as they have in the Credit Agreement.

We hereby certify that:

1. No Potential Default or Event of Default has occurred and is continuing as of the date of this Borrowing Base Certificate.

2. There has been no Material Adverse Change since [insert the date of the most recent financial statements delivered to the Bank pursuant to the terms of Section 5.1 of the Credit Agreement], except as disclosed on the attached schedules.

3. The information set forth on the attached schedules is true, current and complete as of the date of this Borrowing Base Certificate.

                                        Willis Lease Finance Corporation



                                        By: ____________________________
                                        Name:
                                        Title:

                        WILLIS LEASE FINANCE CORPORATION
                   COMPUTATION OF BORROWING BASE AVAILABILITY
                         ------------------------------

COLLATERAL LOAN VALUE

1(a).   Equipment (from Schedule A, attached hereto)                       $_______________

(b)     Borrowing Base Percentage                                                x 85%

(c)     Collateral Loan Value [(a) x (b)] - $1,375,000 (difference
        $_______________ between 85% LTV and LC on Jet Air S/N 725522)

MAXIMUM LOANS

2.      Maximum Loans:  $45,000,000                                        $     45,000.00

CREDIT USAGE

3.      Aggregate Loan Balance (principal) at date of certificate          $_______________

LOAN AVAILABILITY

4.      Line 1(c) minus Line 3                                             $_______________

5.      Line 2 minus Line 3                                                $_______________

6.      Availability (Line 4 or Line 5 whichever is less)                  $_______________

7.      Amount of Loan Requested This Date (if any)                        $_______________
        (Not to exceed line 6)

Certification:                                 Willis Lease Finance Corporation

Date:  ______________________                  By: _____________________________

                        WILLIS LEASE FINANCE CORPORATION
                       NEW COLLATERAL INFORMATION SCHEDULE
                                FOR BORROWING ON
                         ------------------------------

Willis Lease Finance Corporation has requested this date that a Loan be made to it by CoreStates Bank, N.A. The following table sets forth information with respect to items being added to the Collateral with this Request for Loan.

Willis Lease Finance Corporation has delivered the original counterpart of each lease to CoreStates Bank, N./A. and it represents and warrants hereby that all other copies of each lease are clearly marked to indicate that each is not the lessor's original counterpart of that lease.

                                                                                      Physical
Customer     Contract    Monthly     Lease       Remaining   Gross        Equipment   Location
Name         Number      Payment     Term(1)     Term(2)     Remaining(3) Cost(4)     of Equipment
-----------  ----------  ----------  ----------  ----------  ----------   ---------   ------------




                                                             ----------- ----------

                                                 Totals


                                            Willis Lease Finance Corporation



                                            By _____________________________


--------
(1)   This is the original term of months of the lease.
(2) This the number of months remaining on the lease at the date of this Schedule.
(3) This is the gross amount remaining payable in respect of the lease minus the unearned finance charge.
(4) This is the purchase price of the equipment to Willis Corporation as shown on the invoice of the manufacturer or distributor of the equipment.

                                                                       EXHIBIT F


                 DESCRIPTION OF AIRCRAFT, ENGINES AND PROPELLERS

Airframes:       Three (3) de Havilland DHC-8-102 turboprop passenger aircraft bearing U.S. Registration Nos. N811PH, N812PH and N813PH and
                 Manufacturer's Serial Nos. 023, 026 and 032, respectively.

Engines: Six (6) Pratt & Whitney Model PW120A aircraft engines bearing Manufacturer's Serial Nos. PC-E120077, PC-E120096, PC-E120086, PC-120088, PC-E120102 and PC-E120107.

Propellers:      Six (6) Hamilton Standard Model 14SF four-blade propellers bearing Manufacturer's Serial Nos. 861016, 850911, 890711,
                 851114, 860201 and 860202.

Spare Engines:   Three (3) Pratt & Whitney Model PW120A aircraft engines bearing
                 Manufacturer's Serial Nos. PC-E120140, PC-E120141 and
                 PC-E120142.